ENERGY SOLUTIONS

The Oil & Gas Conference

August 21, 2018

(Nasdaq: ESES)







Cautionary Statement

This presentation contains statements about future events and expectations that can be characterized as forward-looking statements, including statements about the Company's plans, strategies and prospects. The use of the words "anticipate," "plan," "seek," "intend," "estimate," "expect," "may," "should," "could," "project," "will," "believe" and similar expressions are intended to identify forward looking statements. Examples of forward-looking statements include, but are not limited to, the Company's statements made relating to: (i) revenue, earnings, margins, profitability, growth rates, and other financial results for future periods; (ii) future pricing and other conditions in the markets served by the Company; (iii) the future utilization and operating efficiency of the Company's frac fleets; and (iv) the Company's review of strategic alternatives for its Argentina business and other initiatives to enhance shareholder value. By their nature, forward-looking statements speak only as of the date they are made; are not statements of historical fact or guarantees of future performance; and are subject to risks, uncertainties, assumptions or changes in circumstances that are difficult to predict or quantify.

Although the Company believes that the plans, intentions and expectations reflected in or suggested by such forward-looking statements are reasonable, they do involve certain assumptions, risks and uncertainties, and the Company cannot assure you that those expectations will prove to have been correct. Actual results could differ materially from those anticipated in these forward-looking statements as a result of factors described in this presentation and other risks, including the risks identified in the Company's Annual Report on Form 10-K, Quarterly Reports on Form 10Q and Current Reports on Form 8-K and other filings with the SEC. Many of these factors are beyond the Company's ability to control or predict. The Company cannot assure you that its future results will meet its expectations and investors are cautioned not to place undue reliance on any forward-looking statement made by the Company or its authorized representatives. All subsequent written and oral forward-looking statements attributable to the Company and persons acting on its behalf are qualified in their entirety by the cautionary statements contained in this paragraph, elsewhere in this presentation, and in the Company's periodic reports on file with the Securities and Exchange Commission. The Company undertakes no obligation to disseminate any updates or revisions to any forward-looking statement contained in this presentation or the admission document to reflect any change in the Company's expectations about the statement or any change in events, conditions or circumstances on which the statement is based, except as required by applicable law.

Who are we?

Company Overview

- Headquartered in Houston, Texas
- Ready to work capacity: ~125,000 operational HHP, including 53 pumps; 8 blenders, 4 hydration units, 4 data vans, 80+ tractors, three sets treating iron and all ancillary equipment needed to operate three spreads. Also have an additional 12 turbine pumps (27,000 HHP) that are available to upgrade for ~ $6 million.
- Growth oriented oilfield service company providing well stimulation and coiled tubing services
- **Initial Operation in Argentina started in 2015 with small spread**
- **First U.S. spread commenced operations in May 2017**
- **Currently operating one 60,000 HHP super-fleet in the U.S.**
- **Differentiated, Proven Technologies – Turbine Powered Equipment**
  - Reduce footprint, horsepower required and capital cost
  - Emissions well below required Tier 4
  - Lower fuel costs versus traditional diesel powered engine technologies



STACK / SCOOP

Leading unconventional plays


SOUTH AMERICA
ARGENTINA

Investment Highlights

- ✓ ***Over 100,000 HHP of working capacity in U.S. market; 25,000 HHP in Argentina***
- ✓ ***Significant discount to peers based on enterprise value to hydraulic horsepower***
- ✓ ***Attractive technologies with natural gas powered pumping units and down hole diagnostics capability***
- ✓ ***Limited Debt (mostly Vendor notes and Shareholder loans)***
- ✓ ***Experienced management team with committed investors***
- ✓ ***Largest Shareholder has provided $5.5 million loan in June and an additional $3 million in August***

Seasoned Management Team

		Relevant Experience	
	**J. Chris Boswell** President, CEO and Co-Founder	• 28+ years senior management oilfield experience	PGS, Stinnaker, Particle Drilling Technologies, Inc., neos
	**Carlos A. Fernandez** Sr. VP, Corp. Development General Mgr., Latin America and Co-Founder	• 35+ years senior management experience in Latin America	neos, Paradigm
	**Barry Ekstrand** Chief Operating Officer	• 35+ years senior management oilfield experience	Halliburton, Weatherford, Key Energy Services
	**Alexander Nickolatos** Chief Financial Officer and Assistant Secretary	• 16+ years experience in finance and accounting	neos, Arthur Andersen, PricewaterhouseCoopers
	**Jim Irsik** VP Operations – Mid-Con	• 35+ years senior management oilfield experience	Weatherford, BJ Services Company, Western
	**Miguel Di Vincenzo** VP, Sales & Technology	• 28 years oilfield services experience in Latin America	San Antonio, Pride
	**Christopher Arntzen** VP & General Counsel	• 20+ years oil and gas legal experience	Akin Gump, CenterPoint Energy, Baker Botts

Annual Revenue Growth Since Start of Operations

What differentiates EcoStim from other pressure pumping companies in the U.S.?

1) Offering our customers individually powered mobile pumping units that can run on 100% natural gas
2) Developed a firm market position in the only successful shale play outside of North America where all supermajors are actively drilling wells.
3) Argentina market has barriers to entry and offers alterative market and options for the Company when the U.S. market is weak



$ in millions
$80
$70
$60
$50
$40
$30
$20
$10
$0
2015
2016
2017
1st Half 2018 Annualized
Agentina
Oklahoma

Established Start-up Operation in U.S. during 2017 and Positioned for Profitability in 2nd half of 2018

Summary of Key Events in 2018

- Added capacity in effort to launch a second fleet in spot market during May 2018
- Positive Q2 gross margins in Argentina
- Combined two U.S. fleets in late Q2 due to weakening spot market and to respond to increased demand from primary customer
- Streamlining operations in both markets to drive cash flow positive business
- Focused on getting efficiencies up to drive margins to market levels

Integrated Fleet Operated in the Stack during May 2018



Transiitioning out of loss generating contract in Argentina; active and expanding market

Management Commentary

- Transitioning out of loss generating contract in Argentina; expect to have cash flow positive transition period (estimated through December 2018)
- Negotiating with our customer for a new on-call spot market contract following current transition period
- Evaluating our strategic alternatives for our Argentina business, including potential sale or joint venture. Argentina fleet needs to scale up in HHP to participate in growing unconventional market

Critical Factors for Evaluating Future of Argentina Business



Demonstrating strong gross margins for the business following transition period
Ability to secure high-return contract for 2019
Improved utilization
Leverage off strong operational and safety performance

We believe the market position and strong operational track record for EcoStim's business in Argentina holds significant value as that market expands; We are seeking to maximize the returns to our shareholders from this business

Argentina Hydraulic Fracturing Market Growth

Argentina Rig Count Outlook


71
49
60
71
77
80
81
80
53
71
64
65
82
103
105
68
62
78
93
104
115
124
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016
2017
2018E
2019E
2020E
2021E
2022E
Oil
Gas
Spears Forecast

Unconventional Rig Count


6
8
14
18
16
10
14
20
32
2011
2012
2013
2014
2015
2016
2017
2018E
2019E

Annual Frac Stages by Formation Type


5,002 total stages
+20%
6,021 total stages
+30%
7,852 total stages
+32%
10,337 total stages
1,165
1,716
2,121
1,263
2,970
1,788
1,125
5,012
1,715
1,240
6,952
2,145
2016
2017
2018E
2019E
Conventional
Shale
Tight Gas

Source: YPF & other Argentina customer disclosures

Spears & Associates estimates the Argentine well count and total footage drilled will increase by 27% y/y in 2018, 20% in 2019, and 12% in 2020.

Attractive Value Relative to Peers



Total Enterprise Value / Total HHP(1)
$2,500
$2,000
$1,500
$1,000
$500
$0
$2,148
$2,085
$1,772
$1,598
$480
Peer Average
$1,901
LIBERTY
PRO PETRO
FTS
KEANE
ecostim
ENERGY SOLUTIONS

(1) Denotes full firm enterprise value for LBRT, PUMP, FTSI, FRAC and ESES. Total HHP for peers per company disclosures based on March data except for ESES which is current EV/Total HHP.

Innovation Drive within the Pressure Pumping Industry

ecostim ENERGY SOLUTIONS



Why a turbine engine is a better power source than a diesel engine for pumping?

ecostim ENERGY SOLUTIONS

- Designed to run at high horsepower – 4,000+ HP for most engines
- Engines typically certified for 10,000 hours of flight time – industrial users claim up to 30,000 hours if run on natural gas
- Emissions are well below EPA current and future guidelines
- Fuel savings for frac operations using field gas can be significant



T55 TURBOSHAFT ENGINE
ALLIEDSIGNAL ENGINES

Modern automation software, sensing technology and computer chip speed allow for major changes in turbine pumping performance

Modern computer processing speed and software developments have allowed for:

- Multiple redundant safety features now automated
- Turbine / Gearbox interface now 100% computer controlled (human error issue resolved)
- Computer controlled interface allows for smooth engagement; reduced maintenance
- Automated fuel purge & cool down process prevents turbine overheating and limits fuel blockage
- Overall control of turbines/pumps now very comparable to traditional diesel pumps; including pump down and pressure testing capability
- Multiple emergency shut down features to minimize turbine damage an failure almost


ecostim



Technologies Integration & flexible adoption

Traditional

EcoStim


Diesel Powered
Conventional Frac Pump Units
27,000HHP
CNG Powered
FracTurbine Pump Units
27,000HHP
4500 HHP TPU
CNG Tanker
CNG Powered
Frac Turbine Pump Units
9,000 HHP
Using Sliding Sleeves
4500 HHP TPU
CNG Tanker



Investment Highlights

- ✓ ***Over 100,000 HHP of working capacity in U.S. market; 25,000 HHP in Argentina***
- ✓ ***Significant discount to peers based on enterprise value to hydraulic horsepower***
- ✓ ***Attractive technologies with natural gas powered pumping units and down hole diagnostics capability***
- ✓ ***Limited Debt (mostly Vendor notes and Shareholder loans)***
- ✓ ***Experienced management team with committed investors***
- ✓ ***Largest Shareholder has provided $5.5 million loan in June and an additional $3 million in August***

ecostim
ENERGY SOLUTIONS

2930 W. Sam Houston Pkwy N., Suite 275
Houston, TX 77043
NASDAQ – ESES
www.ecostim-es.com





